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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 27, 2005

                            MICHAEL BAKER CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  PENNSYLVANIA
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                 (State or Other Jurisdiction of Incorporation)

                 1-6627                                25-0927646
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        (Commission File Number)           (IRS Employer Identification No.)

           100 Airside Drive
        Moon Township, Pennsylvania                     15108
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  (Address of Principal Executive Offices)            (Zip Code)

                                 (412) 269-6300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Section 8 - Other Events

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                            SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

By press release dated January 27, 2005, Michael Baker Corporation announced that Donald P. Fusilli, Jr., the company's president and chief executive officer, has undergone surgery for a brain tumor and will be taking an extended leave of absence.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibit is filed with this report on Form 8-K:

Exhibit No.   Description
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99.1          Press release dated January 27, 2005 regarding the matter
              referenced in Item 8.01.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MICHAEL BAKER CORPORATION

                                          By: /s/ William P. Mooney
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                                              Executive Vice President and Chief
                                              Financial Officer

Date:  January 27, 2005

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                                  EXHIBIT INDEX

Number      Description
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99.1        Press release dated January 27, 2005.